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                                                                  Exhibit 10(uu)
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                                  AMENDMENT OF
                     SUPPLEMENTAL PENSION BENEFIT AGREEMENT
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                  THIS AMENDING AGREEMENT made as of the 1st day of August, 1997 by and between ALLEN TELECOM INC., a Delaware Corporation, ("Allen") having its principal executive offices at Beachwood, Ohio, and J. CHISHOLM LYONS, of Burlington, Ontario, Canada ("Lyons").


                                    RECITALS
                                    --------

                  A. Allen maintains a retirement plan for employees designated as the Allen Telecom Inc. Corporate Retirement Plan (the "Pension Plan"), which is intended to meet the requirements of a "qualified plan" under the Internal Revenue Code of 1986, as amended (the "Code"); and

                  B. Allen and Lyons have previously entered into a Supplemental Pension Benefit Agreement, dated as of December 6, 1983 (the "Pension Agreement") and amended as of December 20, 1990, intended to provide an aggregate level of non-qualified and qualified pension benefits payable under the Pension Plan, whether or not such Pension Plan benefits are limited in amount by provisions of the Code affecting qualified plans only.

                  NOW, THEREFORE, in consideration of the premises and of Lyons' services and significant contributions to Allen, the parties hereto agree as follows:

                                       I.

               Paragraph 3 of the Pension Agreement is hereby amended by the addition of a new paragraph following the first paragraph thereof as follows:

               "Lyons may elect to receive his remaining Supplemental Pension Benefit in a single cash lump sum payment. If Lyons so elects, the amount to be paid to him shall be equal to the actuarial present value of all remaining Supplemental Pension Benefit payments calulated as of the date of such payment reduced by ten percent (10%). The remaining ten percent (10%) of the actuarial present value of all remaining Supplemental Pension Benfit payments shall be forfeited."


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                                       II.

               Paragraph 4 of the Pension Agreement is hereby amended in its entirety to read as follows:

               "4. Allen shall not be required to fund, or otherwise segregate assets to be used for payment of the Supplemental Pension Benefits hereunder. Allen may, in its sole discretion, establish a trust to hold assets or other property to be used in payment of Supplemental Pension Benefits hereunder; provided, however, that any funds or other property contained therein shall remain liable for the claims of Allen's general creditors. The obligations which Allen incurs hereunder may be satisfied only out of its general corporate funds. Nothing contained herein, and no action taken pursuant to the provisions of this Pension Agreement, shall create or be construed to create a trust of any kind or a fiduciary relationship between Allen and Lyons, his designated beneficiary or any other person."

                                 *.*.*.*.*


               Except as herein specifically amended the Pension Agreement is ratified and confirmed.

               This Amending Agreement and the Pension Agreement as previously amended shall be read, interpreted and construed as a single agreement.

               IN WITNESS WHEREOF, Allen Telecom Inc. has caused this Amending Agreement to be signed by its proper officer and Lyons has hereunto set his hand this 1st day of August, 1997.


ATTEST                         ALLEN TELECOM INC.


                               By:
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Secretary                      Title:
                                     ----------------------------

WITNESS:                          J. Chisholm Lyons
/s/                            /s/ J. Chisholm Lyons
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